                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| |  Preliminary Proxy Statement
| |  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            SUPERIOR GALLERIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5.   Total fee paid:

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| |  Fees paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:___________________________________________
     2.   Form, Schedule or Registration Statement No.:_____________________
     3.   Filing Party:_____________________________________________________
     4.   Date Filed:_______________________________________________________

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212



                                October 17, 2005



To Our Stockholders:

     You are cordially invited to attend the 2005 annual meeting of stockholders of Superior Galleries, Inc. that will be held at 8:00 a.m. local time on November 29, 2005 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212. All holders of our outstanding common stock, Series B Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock as of the close of business on October 14, 2005 are entitled to vote at the 2005 annual meeting.

     Enclosed is a copy of the notice of annual meeting of stockholders, a proxy statement and a proxy card. A current report on our business operations will be presented at the meeting, and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the 2005 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2005 annual meeting.

                               Sincerely,

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212


                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 29, 2005

                        --------------------------------

     NOTICE IS HEREBY GIVEN that the 2005 annual meeting of stockholders of Superior Galleries, Inc., a Delaware corporation, will be held at 8:00 a.m. local time on November 29, 2005 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212, for the following purposes:

     1.   To elect five directors to the board of directors;

     2. To approve the amendment to our 2003 Omnibus Stock Option Plan (the "2003 Plan") to increase the number of shares of our common stock issuable under the 2003 Plan from 800,000 to 1,200,000;

     3. To ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as our independent certified public accountants to audit our financial statements for the year ending June 30, 2006; and

     4. To transact such other business as may properly come before the 2005 annual meeting or any adjournment or adjournments thereof.

     The board of directors has fixed the close of business on October 14 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the 2005 annual meeting and all adjourned meetings thereof.

                               By Order of the Board of Directors

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

Dated:  October 17, 2005

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212

                                 PROXY STATEMENT

                            ------------------------

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 29, 2005

                            ------------------------

                 THESE PROXY MATERIALS ARE FIRST BEING MAILED TO
                    STOCKHOLDERS ON OR ABOUT OCTOBER 17, 2005

                            ------------------------

                                VOTING AND PROXY

     This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors for use at the 2005 annual meeting of stockholders to be held at 8:00 a.m. local time on November 29, 2005 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, CA 90212, and at any adjournments of the 2005 annual meeting. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" each of the proposals listed on the proxy. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy, or by voting in person at the 2005 annual meeting.

     At the close of business on October 14, 2005, the record date for determining stockholders entitled to notice of and to vote at the 2005 annual meeting, we had issued and outstanding 4,819,942 shares of common stock, 3,400,000 shares of Series B Preferred Stock, 2,000,000 shares of Series D Preferred Stock and 2,500,000 shares of Series E Preferred Stock. We also had 37,500 shares of Series A Preferred Stock outstanding at such date, but such shares are nonvoting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the 2005 annual meeting or at any adjournments of the meeting.

     Each share of common stock entitles the holder of record to one vote on any matter coming before the 2005 annual meeting. Each holder of Series B Preferred stock is entitled to 0.5 votes for each share held by him or her, each holder of Series D Preferred Stock is entitled to 0.833 votes for each share held by him or her and each holder of Series E Preferred Stock is entitled to 0.167 votes of each share held by him or her. In voting for directors, the candidates receiving the highest number of votes of the shares entitled to vote for them, up to the number of directors to be elected, shall be elected. Votes against a candidate and votes withheld will have no legal effect in the election of directors.

     The person or persons holding the proxies solicited by our board of directors will exercise their voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction will deny the proxy holders the authority to vote for any or all of the nominees of the board of directors at the 2005 annual meeting.

     A stockholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the stockholder's votes for candidates whose names have been crossed out. However, the proxy holders will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2005 annual meeting. If a stockholder wishes to specify the manner in which his or her votes are allocated, he or she must appear and vote in person at the 2005 annual meeting. Ballots will be available at the 2005 annual meeting for stockholders who desire to vote in person.

     A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the five candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected. So long as a quorum is present, a failure to vote in the election of directors or a vote "against" a nominee will have no effect.

     Under Delaware law, in order to approve the proposed amendment to our 2003 Plan to increase to 1,200,000 the number of shares issuable under this Plan and to ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors, a majority of those voting must cast their votes in favor of these proposals. You may cast your votes in favor of, or against, this proposal or abstain from voting on the proposal. Only votes cast "for" a matter constitute affirmative votes. Thus, a failure to vote on these proposals or an abstention will not be treated as a vote cast "for" the proposals and will have the same effect as a vote "against" the proposals.

     "Broker non-votes" are not counted either "for" or "against" any proposals, but will be treated the same as abstentions. Thus, if the number of "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the outstanding voting shares (other than in the election of directors), the proposal will not be approved. This will be the case even though the number of votes "for" these proposals exceeds the number of votes "against" the proposal.

     We will pay the expenses of soliciting proxies for the 2005 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2005 annual meeting are referred to in the preceding notice and are discussed below more fully. Executed proxies may be delivered by facsimile transmission (fax) to our transfer agent, Stalt, Inc., at
(650) 321-7113.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Our bylaws provide that there are five seats on our board of directors. Directors are elected annually and hold office until the next annual meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the proxies solicited by our board of directors will be voted "for" election of the following five nominees unless a contrary instruction is made on the proxy:
Silvano DiGenova, Paul Biberkraut, Anthony Friscia, Lee Ittner and David Rector.

     If for any reason one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our board of directors. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED IN THIS PROPOSAL NO. 1.

     The current directors and executive officers of Superior Galleries, Inc. and their ages, positions, business experience and education are as follows:

         NAME           AGE                   POSITION
         ----           ---                   --------

Silvano DiGenova        43    Chairman of the Board, Chief Executive Officer
                              and Director

Larry Abbott            42    Chief Sales Officer and Executive Vice President

Paul Biberkraut         44    Chief Financial Officer, Executive Vice President,
                              Secretary and Director

Anthony Friscia         57    Director (1)

Lee Ittner              43    Director

David Rector            58    Director (2)

----------
(1) Chairman of audit committee. Our audit committee consists of Messrs. Friscia, Ittner and Rector.
(2) Chairman of compensation committee. Our compensation committee consists of Messrs. Friscia, Ittner and Rector.

     SILVANO DIGENOVA is our chairman of the board, chief executive officer and a director. He has served in these positions since the time our corporate predecessor was formed in 1984. Mr. DiGenova has also served as our acting chief financial officer from September 2002 through December 2002. Mr. DiGenova founded TIA, which would later become our company, in 1977. Mr. DiGenova has extensive experience in the numismatic and fine arts fields. In 1986, Mr. DiGenova helped form the Professional Coin Grading Service, the first widely accepted uniform grading system for rare coins. Mr. DiGenova attended the Wharton School of Business at the University of Pennsylvania for four years. However, Mr. DiGenova left Wharton in his fourth year to develop TIA, our predecessor, and did not obtain a degree from Wharton.

     LARRY ABBOTT is our chief sales officer and executive vice president. Mr. Abbott has served in this role since June 2005. Mr. Abbott has over twenty years of experience in management roles in numismatic sales and marketing, and executive management. Prior to joining our company, Mr. Abbott held various sales and management positions including, most recently, executive vice president, at Heritage Rare Coin Galleries, a privately-held rare coin dealer and auctioneers from May 1999 to May 2005.

     PAUL BIBERKRAUT is our chief financial officer, executive vice president, secretary and a director. Mr. Biberkraut has served in this role since December 2002 and previously was our chief financial officer and vice president of finance from October 1999 to December 2000. Mr. Biberkraut has over fifteen years of experience in management roles with varying levels of responsibilities for finance, accounting, information technology, operations and human resources. Prior to returning to our company Mr. Biberkraut was a senior finance manager for information technology at PacifiCare Health Systems, Inc., a publicly traded health care insurance company from December 2000 to November 2002 and was the corporate controller of Quality Systems, Inc., a publicly traded medical software developer, from November 1997 to June 1999. Mr. Biberkraut also served as the chairman of the audit committee for an Orange County, California based credit union from 1997 to 1999 and had served as a board member, treasurer and president of an Orange County, California based not-for-profit social service agency from 1989 to 1998.

     ANTHONY FRISCIA is one of our directors and the Chairman of our Audit Committee. Mr. Friscia has served in this role since July 2005. Mr. Friscia is currently an independent consultant to the entertainment industry, a position that he has held since January 2005. From 1999 to 2005, Mr. Friscia was Vice President, Free Television Contract Administration for Warner Brothers International Television Distribution, Inc., a division of Time-Warner, Inc., a public traded media and entertainment company. Mr. Friscia has over 25 years of experience in financial, administrative and contract management within the television and film industries.

     LEE ITTNER is one of our directors. Mr. Ittner has served in the role since May 2003. Mr. Ittner is currently the Vice President for Latin America for Kyocera Wireless Corp., a position he has held since 2001. Prior to that time, Mr. Ittner was Senior Vice President of the Americas Region for Cellstar Corporation, a provider of wireless phone services. Mr. Ittner has over 14 years of experience in both domestic and international operational management, sales and marketing, customer relations and strategic planning in the communications industry.

     DAVID RECTOR is one of our directors and the Chairman of our Compensation Committee. Mr. Rector has served in this role since May 2003. Mr. Rector is currently the chief executive officer, president and director of Nanoscience Technologies, Inc., a publicly traded company, a position he has held since May 2004. From 1992 to 2004, Mr. Rector had been a principal management consultant with The David Stephen Group, where he provided executive management services for several companies, overseeing operations and strategic planning. Mr. Rector has over twenty years of experience as a senior executive focusing on general management with Fortune 100 and developmental companies.

     All directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal. Executive officers are appointed by and serve at the discretion of the board of directors.

BOARD NOMINATIONS, COMMITTEES AND MEETINGS

     Our board of directors has an audit committee and a compensation committee but does not have a nominating committee. In the absence of a nominating committee, the entire board of directors satisfies the duties of that committee. Selection of nominees for our board of directors is made by the entire board of directors, and each member of the board participates in the consideration of nominees. The board believes a separate committee is not necessary for this purpose because: (i) due to the relatively small size of the board, it can function efficiently without forming a committee composed of fewer members; (ii) a majority of the members of the board are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards, and (iii) those members of the board that are not independent have a unique familiarity with and understanding of the industry within which the company operates, enabling them to provide important perspective on the necessary qualifications of a board member.

     The board utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. Stockholders that desire to recommend candidates for the board for evaluation may do so by contacting the company in writing, identifying the potential candidate and providing background information. See "Stockholder Communications with Directors" in this Proxy Statement. Candidates may also come to the attention of the board through current board members, professional search firms and other persons. In evaluating potential candidates, the board will take into account a number of factors, including, among others, the following:

     o    Independence from management;

     o    Whether the candidate has relevant business experience;

     o    Judgment, skill, integrity and reputation;

     o    Existing commitments to other businesses;

     o    Corporate governance background;

     o Financial and accounting background, to enable the board to determine whether the candidate would be suitable for Audit Committee membership; and

     o    The size and composition of the board.

     The audit committee is composed of three non-employee directors. >From July 2004 through August 2004, the audit committee was composed of Messrs. Ittner and Rector and the late Mr. Mark Cohen, with Mr. Cohen serving as the committee chairman and the audit committee financial expert as defined by Item 401(e) of Regulation S-B. From August 2004 through October 2004, Mr. Rector acted as chairman of the audit committee. In October 2004 Mr. James Gollihugh was appointed to the audit committee to fill the vacancy left by Mr. Cohen's passing and to assume the positions of committee chairman and audit committee financial expert as defined by Item 401(e) of Regulation S-B until July 2005. In July 2005 Mr. Friscia was appointed to the audit committee to succeed Mr. Gollihugh and to assume the positions of committee chairman and audit committee financial expert as defined by Item 401(e) of Regulation S-B. The audit committee held a total of four meetings during our last fiscal year.

     Messrs. Ittner, Rector, Gollihugh and Friscia are, and the late Mr. Cohen was, "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

     The audit committee operates pursuant to a charter approved by our board of directors. The committee's principal functions are to monitor our financial reporting process and internal control system, review and appraise the audit efforts of our independent auditors, and provide an avenue of communication among our independent accountants, financial and senior management and our board of directors.

     The compensation committee is composed of three disinterested, non-employee directors. From July 2004 through August 2004, the compensation committee was composed of Messrs. Ittner and Rector and the late Mr. Cohen, with Mr. Rector serving as the committee chairman. In October 2004 Mr. Gollihugh was appointed to the compensation committee to fill the vacancy left by Mr. Cohen's passing. Mr. Gollihugh served as a member of the compensation committee until July 2005 when Mr. Friscia was appointed to the compensation committee to succeed him. The compensation committee's primary functions are to administer our employee stock option plans, approve grants of stock options and approve compensation for executive officers. The compensation committee held a total of one meeting during our last fiscal year.

     During our 2005 fiscal year, our board of directors held nine (9) meetings and took action by written consent on three (3) occasions. During the 2005 fiscal year, Lee Ittner attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served.

BOARD AUDIT COMMITTEE REPORT

     The audit committee of our board of directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed with both management and the independent auditors our audited financial statements. Discussions with the independent auditors were both with and without management present. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the audit committee's review and discussions with management, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for fiscal year 2005, for filing with the Commission. The audit committee also recommended that we continue to use Singer Lewak Greenbaum & Goldstein LLP as our independent auditors and our board of directors concurred in that recommendation.

                                           AUDIT COMMITTEE:

                                           Anthony Friscia, Chairman
                                           Lee Ittner
                                           David Rector

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all such reports that they file.

     We have reviewed copies of such reports furnished to us during the fiscal year ended June 30, 2005 and thereafter, and written representations received by us from our directors and officers and the beneficial owners of more than 10% of our common stock concerning their compliance with Section 16(a) of the Exchange Act. Based on this review, we believe that during the 2005 fiscal year, there was no failure by any such person to timely file a report under Section 16(a) of the Exchange Act.

           APPROVAL OF AMENDMENT TO THE 2003 OMNIBUS STOCK OPTION PLAN
                                  (PROPOSAL 2)


DESCRIPTION OF PROPOSED AMENDMENT

     Under our current 2003 Omnibus Stock Option Plan (the "2003 Plan"), we are authorized to issue up to 800,000 shares of our common stock after giving effect to the 1 for 20 reverse stock split that we effected on June 30, 2003. Our board of directors has approved an amendment to our 2003 Plan to increase the total number of shares of common stock of the Company which maybe optioned or sold under the 2003 Plan from 800,000 shares to 1,200,000 shares. We therefore propose to amend Section 4.1 of the 2003 Plan to read as follows:

     4.1 Maximum Number of Shares. The maximum aggregate number of shares which maybe optioned and sold under Plan A and Plan B shall not exceed one million two hundred thousand (1,200,000) shares.

     No other provisions of the 2003 Plan shall be affected by this proposal.

REQUIRED VOTE OF STOCKHOLDERS

     The affirmative vote of a majority of the shares of voting stock represented and voting on this proposal will constitute stockholder approval of the proposed amendment to the 2003 Plan. As noted above, the board of directors has approved this approval. Stockholders should be aware, however, that the board of directors may be viewed as having a conflict of interest in approving, and recommending that stockholders approve, this proposal.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

BACKGROUND AND MATERIAL FEATURES OF 2003 PLAN

     GENERAL. The 2003 Plan was adopted by our board and approved by our shareholders in 2003. This plan is designed to enable us to offer an incentive-based compensation system to the employees, officers and directors of the Company. and its subsidiaries and to consultants who do business with us or our subsidiaries. There are currently 42 employees, officers, directors or consultants of the Company or its subsidiaries who are eligible to participate in the 2003 Plan.

     SHARES SUBJECT TO THE 2003 PLAN. The 2003 Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs. As of October 14, 2005, the 2003 Plan provides for the issuance of an aggregate of 800,000 shares of our Common Stock. As of that date, a total of 55,000 shares have been issued under the 2003 Plan and options to purchase an additional 609,333 shares of common stock were outstanding under the 2003 Plan. Thus, there are currently 135,667 shares available for issuance under options which have not yet been granted. On September 30, 2005, the closing sale price of a share of our common stock on the OTC Bulletin Board was $1.66. Any shares of common stock that are subject to an option but are not used because the option is not exercised, or which are repurchased by the Company, may again be used for awards under the 2003 Plan.

     ADMINISTRATION, The 2003 Plan is administered by the Board of Directors, but also may be by an administered committee of not less than two nor more than five persons appointed by the board of directors, each of whom must be a director of the Company. It is the intent of the 2003 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

     The Board or the committee appointed by it is empowered to select those eligible persons to whom options shall be granted under the 2003 Plan, to determine the time or times at which each option shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2003 Plan. The Board or the committee appointed by it has sole discretion to interpret and administer the 2003 Plan, and its decisions regarding the 2003 Plan are final.

     The 2003 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board. The Board may not make any amendment which adversely affects any outstanding options without the express consent of the optionee, except as may be necessary, in the opinion of counsel, to comply with any applicable law. In addition, unless approved by the shareholders, the Board may not increase the number of shares subject to the 2003 Plan, amend the Plan so as to change the manner of determining the option exercise price, change the class of persons eligible to receive options under the Plan, or extend the maximum duration of the Plan or of any option granted thereunder. No option may be granted under the 2003 Plan after April 30, 2013.

     OPTION TERMS. ISOs granted under the 2003 Plan must have an exercise price of not less than 100% of the fair market value of the common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2003 Plan must have an exercise price of not less than 85% of the fair market value of the common stock on the date the NQO is granted.

     Options may be exercised during a period of time fixed by the Board or the committee, not to exceed ten years from the date of grant, except that no ISO may be exercised earlier than six months after the date of grant. In the discretion of the Board or the committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in cash, shares of our common stock or a combination of cash and shares of our common stock.

FEDERAL INCOME TAX CONSEQUENCES

     NQOS. Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. We will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

     In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

     ISOS. Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. We will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

     Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

POSSIBLE ANTI-TAKEOVER EFFECTS

     Although not intended as an anti-takeover measure by the board of directors, one of the possible effects of the 2003 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of our directors and officers. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

     In addition, all outstanding options shall become immediately exercisable with respect to the full number of shares subject to such options upon execution of an agreement to sell all or substantially all of the assets or capital stock of the Company, whether by sale, merger or otherwise (provided that such option shall not be accelerated to become exercisable earlier than six months after the option grant date). In the opinion of the board of directors, such an acceleration provision merely ensures that optionees under the 2003 Plan will be able to exercise their options as intended by our board of directors and stockholders prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The board of directors is, however, presently unaware of any threat of hostile takeover involving our company.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 3)

     Our board of directors has selected the independent certified public accounting firm of Singer Lewak Greenbaum & Goldstein LLP to audit and comment on our financial statements for the year ending June 30, 2006, and to conduct whatever audit functions are deemed necessary. Singer Lewak Greenbaum & Goldstein LLP audited our financial statements for the fiscal years ended June 30, 2004 and June 30, 2005. The independent certified public accounting firm of Haskell & White LLP audited and commented on our financial statements for the previous fiscal year, which ended June 30, 2003. In the event that the stockholders do not ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as the our independent public accountant, the selection of another independent public accounting firm will be considered by the board of directors.

     A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to attend the annual meeting, respond to appropriate questions and if the representative desires, which is not now anticipated, make a statement.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

FEES PAID TO AUDITORS

     The following table shows the fees paid or accrued by us for the audit and other services provided by Singer Lewak Greenbaum & Goldstein LLP ("SLGG") and Haskell & White LLP ("H&W") for the fiscal years shown.

                                      2005                      2004
                            -----------------------   -----------------------
                               SLGG         H&W          SLGG         H&W
                            ----------   ----------   ----------   ----------
Audit Fees                  $  135,000   $   31,000   $   60,000   $   37,000
Audit - Related Fees        $   18,000         --     $   10,000         --
Tax Fees                          --           --           --     $    1,000
All Other Fees                    --           --           --           --
                            ----------   ----------   ----------   ----------
Total                       $  153,000   $   31,000   $   70,000   $   38,000
                            ==========   ==========   ==========   ==========

     Audit Fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.

     The Audit - Related Fees shown above all related to the performance of agreed upon procedures required to be performed in connection with our line of credit from Stanford Financial Group Company, and the Tax Fees shown above all related to the preparation of our corporate tax returns.

     Our audit committee approved the Audit Fees for fiscal 2005 and 2004, but none of the other fees for 2005 and 2004. Our audit committee policies require it to approve the fees and scope of work for all annual audits and quarterly financial statement review.

                                PERFORMANCE GRAPH

     The following graph provides a comparison for our past five fiscal years (including a 6 month fiscal year ended June 30, 2001, after we changed our fiscal year end) of cumulative total returns for our Common Stock, the Standard and Poor's 600 Small Cap Stock Index and the Russell 2000 Index. We operate in a specialty market niche. There are no reasonably identifiable publicly held competitors that have traded for a period of five years and that directly operate in all the same markets as we do. Therefore, our comparison is limited to public issuers with similar market capitalization in the Russell 2000 Index.

     The graph assumes an investment of $100 on January 1, 2001 in Superior, the stocks comprising the Standard & Poor's 600 Small Cap Stock Index and the stocks comprising the Russell 2000 Index, and also assumes reinvestment of all dividends.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN BETWEEN SUPERIOR GALLERIES, INC., THE S&P 600 SMALL CAP INDEX AND THE RUSSELL 2000 INDEX


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                        January 1, 2001    June 30, 2001    June 30, 2002    June 30, 2003    June 30, 2004   June 30, 2005
Superior Galleries                $ 100            $ 100             $ 48             $ 30             $ 38            $ 61
Russell 2000                      $ 100            $ 106             $ 96             $ 93            $ 122           $ 132
S&P Small Cap 600                 $ 100            $ 101            $ 101             $ 97            $ 129           $ 145

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 15, 2005, certain information with respect to the beneficial ownership of our stock by (i) each of our executive officers named in the summary compensation table above, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of each class of our outstanding voting securities, and (iv) all of our directors and executive officers as a group.

                                                                               AMOUNT AND NATURE
                                                                                 OF BENEFICIAL        PERCENTAGE OF
            NAME AND ADDRESS                                                      OWNERSHIP OF        COMMON STOCK
           OF BENEFICIAL OWNER                    TITLE OF CLASS                COMMON STOCK(1)       OUTSTANDING(1)
--------------------------------------     -------------------------------     -----------------     ----------------
Silvano DiGenova(2)                        Common(3)                               2,050,764              39.71%
                                           Series B Preferred Stock                  400,000              11.76%

Larry Abbott(2)                            Common                                          -               -

Paul Biberkraut(2)                         Common(6)                                  28,750               *

Anthony Friscia(2)                         Common                                          -               -

Lee Ittner(2)                              Common(7)                                  20,000               *

David Rector(2)                            Common(8)                                  10,000               *
                                           Common (4)                              4,350,806              51.67%

Stanford International Bank Limited        Series B Preferred Stock                3,000,000              88.24%
6075 Poplar Avenue                         Series D Preferred Stock                2,000,000             100.00%
Memphis, TN 38119                          Series E Preferred Stock                2,500,000             100.00%

All Executive Officers and Directors       Common(3) (5)                           2,109,514              40.46%
   as a Group (6 persons)                  Series B Preferred Stock                  400,000              11.76%

--------------------
* less than one percent

(1) Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books showing 4,819,942 shares of common stock outstanding as of September 15, 2005. We are informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of September 15, 2005, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2) The address for Messrs. DiGenova, Abbott, Biberkraut, Friscia, Ittner and Rector is 9478 West Olympic Blvd., Beverly Hills, California 90212
(3) Includes 142,500 shares of common stock issuable upon the exercise of options and warrants, 202,330 shares of common stock issuable upon the conversion of Series B Preferred Stock, all of which were convertible within 60 days of the date of this table, and 1,000 shares held by Mr. DiGenova's minor children, over which Mr. DiGenova exercises voting control.

(4) Includes 1,517,472 shares of common stock issuable upon the conversion of Series B Preferred Stock, 1,666,667 shares of common stock issuable upon the conversion of Series D Preferred Stock, and 416,667 shares of common stock issuable upon the conversion of Series E Preferred Stock all of which are currently convertible within the next 60 days.
(5) Includes 10,000 shares of common stock owned by Lee Ittner, 28,750 shares of common stock issuable upon the exercise of options held by Paul Biberkraut and 10,000 shares each of common stock issuable upon the exercise of options held by Lee Ittner and David Rector, all of which were exercisable within 60 days of the date of this table.

                             EXECUTIVE COMPENSATION

     The summary compensation table below shows certain compensation information for services rendered in all capacities to us by our chief executive officer and by each other executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal years ended June 30, 2005, 2004 and 2003. Other than as set forth below, no executive officer's total annual salary and bonus exceeded $100,000 during our last fiscal year.

                                                 SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                   AWARDS                  PAYOUTS
                                    ------------------------------------  ----------------------   ----------------------
                                                                                      SECURITIES
                                                               OTHER      RESTRICTED  UNDERLYING
                                                               ANNUAL       STOCK       OPTIONS/     LTIP      ALL OTHER
        NAME AND                      SALARY      BONUS     COMPENSATION    AWARDS       SARS      PAYOUTS   COMPENSATION
   PRINCIPAL POSITION       YEAR       ($)         ($)          ($)           ($)         (#)        ($)          ($)
-------------------------  ------   ----------  ----------  ------------  ----------  -----------  -------   ------------
Silvano DiGenova,           2005    $  403,845  $      -0-    $     -0-         -0-      10,000       -0-    $   3,733(4)
   Chairman of the          2004    $  375,000  $  37,500           -0-         -0-      10,000       -0-           -0-
   Board, Chief             2003    $  350,000         -0-          -0-         -0-          -0-      -0-           -0-
   Executive Officer
   and President

Paul Biberkraut,            2005    $  152,884  $  38,212           -0-         -0-      10,000       -0-    $   3,115(4)
   Chief Financial          2004    $  127,500  $  30,000           -0-         -0-      60,000       -0-           -0-
   Officer, Executive       2003    $   61,585         -0-          -0-         -0-          -0-      -0-           -0-
   Vice President and
   Secretary

J. Michael Wolfe,           2005    $  200,000         -0-          -0-         -0-     100,000       -0-           -0-
   Chief Operation          2004           n/a        n/a          n/a         n/a          n/a      n/a           n/a
   Officer and              2003           n/a        n/a          n/a         n/a          n/a      n/a           n/a
   Executive Vice
   President(1)

Stephen Deeds,              2005           n/a        n/a          n/a         n/a          n/a      n/a           n/a
   Executive Vice           2004           n/a        n/a          n/a         n/a          n/a      n/a           n/a
   President(2)             2003    $  215,625         -0-    $115,436(3)       -0-          -0-      -0-           -0-

----------

(1) Mr. Wolfe was an officer of our company from July 6, 2004 until June 1, 2005. On June 1, 2005, Mr. Wolfe became our vice president of marketing and business development and resigned from this position on June 30, 2005.
(2) Mr. Deeds resigned as an officer of our company effective June 30, 2003 and on July 1, 2003 we entered into an independent contractor agreement with Stephen Deeds, Inc., a company controlled by Mr. Deeds, to provide certain consulting services. The agreement to provide consulting services was terminated in February 2004.
(3)  Consists of sales commissions.
(4) Consist of matching contributions to 401(k) plan administered by Administaff under our co-employment agreement.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING FISCAL 2005

     The following table summarizes options to purchase shares of our common stock that we granted during the fiscal year ended June 30, 2005 to each of the executive officers identified in the summary compensation table above. We have never granted any stock appreciation rights.

                           NUMBER OF        PERCENT OF
                           SECURITIES      TOTAL OPTIONS
                           UNDERLYING       GRANTED TO
                            OPTIONS        EMPLOYEES IN            EXERCISE         EXPIRATION
        NAME               GRANTED (#)     FISCAL YEAR (%)     PRICE(S) ($/SHARE)      DATE(S)
------------------------   ------------   ----------------    -------------------  ------------
Silvano DiGenova              10,000             3.03%               $2.20           June 2010
Paul Biberkraut               10,000             3.03%               $2.00           June 2010
J. Michael Wolfe             100,000            30.30%               $2.00           June 2006


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table summarizes exercises of stock options during the fiscal year ended June 30, 2005 by each of the executive officers named in the summary compensation table above and the year-end value of unexercised options for these executive officers.

                                                                         NUMBER OF
                                                                   UNEXERCISED SECURITIES         VALUE OF UNEXERCISED
                                    SHARES            VALUE          UNDERLYING OPTIONS           IN-THE-MONEY OPTIONS
                                   ACQUIRED         REALIZED         AT FISCAL YEAR END            AT FISCAL YEAR END
          NAME                   ON EXERCISE           ($)       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
------------------------------   -----------      -----------    -------------------------     --------------------------
Silvano DiGenova                      0                N/A               47,500/0                    $32,325/$0
Paul Biberkraut                     10,000           33,145              28,750/31,250               $57,625/$72,625
J. Michael Wolfe                      0                N/A                    0/100,000                   $0/$100,000

LONG-TERM INCENTIVE PLAN AWARDS

     In fiscal 2005, no awards were given to the executive officers named in the summary compensation table under long-term incentive plans.

DIRECTORS' COMPENSATION

     Each of our non-employee directors currently receive cash compensation in the amount of $6,000 per year for service on our board of directors and all directors are reimbursed for certain expenses in connection with attendance at board meetings. Committee chairpersons receive an additional $3,000 per year. At the discretion of our board of directors, directors may be granted stock options. During the fiscal year ended June 30, 2005, our five directors were each granted options to purchase 10,000 shares of our common stock at an exercise prices ranging from of $1.25 to $2.20 per share. These options fully vested on June 30, 2005 and are exercisable for a period of five years after vesting or for one month, if vested, following the termination or resignation of the director from the board.

REPRICING OF OPTIONS

     No adjustments to, or repricing of, stock options previously awarded to the executive officers named in the summary compensation table above occurred in fiscal 2005.

EMPLOYMENT AGREEMENTS

     On June 15, 2001, we entered into an employment agreement with Silvano DiGenova under which we agreed to pay an annual salary of $375,000 and bonus arrangements based on a sliding scale of 5% to 50% of base salary based on a corresponding fiscal year pre-tax income (as defined) of our company from $250,000 to $4,000,000. This agreement terminated on March 31, 2005. However, the board of directors and Mr. DiGenova verbally agreed to continue to abide by the agreement until a new agreement is agreed to and ratified by the board of directors.

     On December 27, 2002 we entered into an employment agreement with our Chief Financial Officer, Paul Biberkraut, under which we agreed to pay an annual salary of $120,000 and bonus arrangements of up to 50% of base salary based on personal and Company performance. Effective April 1, 2004, Mr. Biberkraut's agreement was modified to increase his annual base salary to $150,000 and reduce the maximum bonus as a percentage of base salary to 30%. This agreement expires on December 27, 2005.

     On June 1, 2005 we entered into an employment agreement with our Chief Sales Officer, Larry Abbott, under which we agreed to pay an annual salary of $200,000 and bonus arrangements of up to 150% of base salary based on Company performance. This agreement expires on June 1, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No director or executive officer of the Company is known by the Company to serve as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report is provided by the compensation committee of our board of directors to assist stockholders in understanding our objectives, policies and procedures in establishing our executive compensation structure and system. The compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, and oversees our stock incentive plan. The committee is comprised of three non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

     o Our compensation philosophy and policy is based on the following objectives:

     o To align executive compensation with our business strategy and performance.

     o To provide an executive compensation structure and system that is competitive with other companies within our industry and of similar size.

     o To attract, retain and motivate qualified executives critical to our success.

     o To align our financial results and the compensation paid to our executive officers with the enhancement of stockholder value.

     Our compensation programs consist of base salary, an annual incentive bonus, and the award of stock options and other equity-based incentives. Base salary is targeted to recognize each executive officer's unique value and historical contributions to our success in light of industry salary norms. The compensation committee reviews the compensation of the chief executive officer, and with the chief executive officer, the base compensation of all other executive officers, on an annual basis to assure that a competitive position is maintained.

     Any annual incentive or bonus is based upon a comparison of actual performance against pre-established quantitative and qualitative performance objectives derived from our business plan and operating budgets, which may include company, operating division and individual components. Our CEO's annual incentive bonus is based entirely on the achievement of specified profitability goals. Since we were not profitable this year, our CEO will receive no incentive bonus. The incentive bonuses for our other executive officers are based on a combination of company profitability, sales levels, and/or qualitative factors. Our policy is not to disclose target levels with respect to specific quantitative or qualitative performance-related factors or factors considered to involve confidential business information, because their disclosure would have an adverse effect on our company.

     To further align the financial interests of our executive officers with those of our company and its stockholders, our long-range executive incentive programs are primarily equity-based and provide the opportunity for our executive officers to earn stock options and consequently benefit, along with all stockholders, from performance-driven increases in share value. The compensation committee and/or the board of directors act as the manager of our option plans and perform functions that include selecting option recipients, determining the timing of option grant and whether options are incentive or non-qualified, and assigning the number of shares subject to each option, fixing the time and manner in which options are exercisable, setting option exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for carrying out the purposes of our plans.

     The compensation committee continues to monitor and evaluate our executive compensation system and its application throughout our organization to assure that it continues to reflect our compensation philosophy and objectives.

                                          Respectfully submitted,

                                          Compensation Committee
                                          Superior Galleries, Inc.
                                            David Rector, Chairman
                                            Lee Ittner
                                            Anthony Friscia

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 31, 2003, we entered into a consulting agreement with Stanford Group Company, an affiliate of our principal stockholder, Stanford International Bank Limited to provide financial and advisory services to us for a three year period commencing on April 1, 2003. The annual fee for such services is $60,000 and is payable on a quarterly basis. These fees are comparable to or lower than those that would be charged to us by an unrelated third party.

     On October 13, 2003, we executed a Commercial Loan and Security Agreement ("Commercial LOC") with Stanford Financial Group Company, an affiliate of our principal stockholder, Stanford International Bank Limited, to provide us with a $7.5 million line of credit for purposes of financing our inventory, auction advances and inventory loans to other rare coin dealers and collectors. On March 31, 2005, the lending limit on the Commercial LOC was increased to $10 million. The Commercial LOC bears interest at the prime-lending rate (6.00% at June 30, 2005) and is secured by substantially all of our assets.

     On March 31, 2005, we issued 2,500,000 shares of newly created Series E Preferred Stock for a purchase price of $2,500,000 pursuant to a stock purchase agreement with Stanford International Bank Limited, our principal stockholder. On that date the purchase price of $2,500,000 was paid by the conversion and cancellation of $2,500,000 of indebtedness under our Commercial LOC with

Stanford Financial Group Company, an affiliate of SIBL. The Series E Preferred Stock is convertible into common shares at any time at the option of SIBL at a conversion rate of six shares of Series E Preferred Stock into one common share subject to certain anti-dilution adjustments. The holders of Series E Preferred Stock are entitled to vote on all matters requiring a vote of the shareholders and are entitled to the number of votes equal to the number of common shares into which the Series E Preferred Stock is convertible.

     On May 18, 2005 we entered into a Primary Supplier Agreement with Stanford Coins & Bullion, Inc. ("Stanford C &B"), which is an affiliate of our principal shareholder, Stanford International Bank Limited. Under this arrangement, which has a term of six months commencing June 1, 2005, Stanford C&B is required to provide us with a preferential right to source coins on a wholesale basis for that company. Stanford C&B will pay a flat 7% over our bid for all rare coins and 3.5% over our bid for all generic coins. We will provide marketing services for Stanford C&B, including providing information on possible sales leads and making our inventory of coins available on Stanford C&B's web site. For Stanford C&B's customers that sell coins through our auctions, we will pay Stanford C&B a fee of 6%, and will pay their sales person a commission of 2%. During year ending June 30, 2005 Stanford C&B purchased $1,576,000 of rare coins from us. Most of these purchases occurred prior to the effective date of the Primary Supplier Agreement.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     Superior Galleries stockholders who want to communicate with the Board or any individual director can write to: Mr. Paul Biberkraut, Corporate Secretary, Superior Galleries, Inc., 9478 West Olympic Boulevard, Beverly Hills, California 90212.

     Your letter should indicate that you are a Superior Galleries stockholder. Depending on the subject matter, management will:

     o Forward the communication to the director or directors to whom it is addressed;

     o Attempt to handle the inquiry directly, for example where it is a request for information or it is a stock-related matter; or

     o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.

       POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

     It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our 2004 annual meeting of stockholders, we had five directors, of whom two were in attendance at this meeting.

                              AVAILABLE INFORMATION

     We are subject to the informational requirements of the Exchange Act and, in accordance therewith, files, reports and other information with the Commission relating to its business, financial statements and other matters. Reports and information statements filed pursuant to the informational requirements of the Exchange Act and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Midwest Regional Offices at 500 West Madison Street, Chicago, Illinois 60606 and Northeast Regional Office at 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be obtained electronically by visiting the Commission's web site on the Internet at http://www.sec.gov. Quotations for our Common Stock are available on the OTC Bulletin Board under the symbol "SPGR.OB."

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals by stockholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by August 1, 2006 in order to be considered for inclusion in our proxy materials. These proposals must be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing stockholder proposals. If a stockholder fails to so notify us of any such proposal prior to such date, management of Superior Galleries, Inc. will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                            SUPERIOR GALLERIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2005

     The undersigned stockholder of Superior Galleries, Inc. ("Company") hereby constitutes and appoints Silvano DiGenova and Paul Biberkraut, and either of them individually, with the power to appoint his substitute, as attorney, agent and proxy, to appear, attend and vote all of the shares of voting stock of any class of the Company standing in the name of the undersigned on the record date upon the proposals listed herein and in the discretion of the proxy holder on such other business as may properly come before the meeting, at the 2005 annual meeting of stockholders of the Company to be held at 8:00 a.m. local time, at 9478 West Olympic Boulevard, Beverly Hills, California 90212 on November 29, 2005, and at any adjournments and postponements thereof.

|X|  Please mark your votes
     as in this example.


                     FOR all nominees           WITHHOLD
                     listed at right        AUTHORITY to vote
                   (except as marked to     for all nominees
                   the contrary below)      listed at right     NOMINEES:
                                                                Silvano DiGenova
1.   ELECTION OF          | |                      | |          Paul Biberkraut
     DIRECTORS:                                                 Anthony Friscia
                                                                Lee Ittner
                                                                David Rector


                   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the lines immediately below)

                   ------------------------------------------------

                   ------------------------------------------------

                   ------------------------------------------------

                   ------------------------------------------------


2. APPROVAL OF AMENDMENT TO OUR 2003 OMNIBUS STOCK OPTION PLAN: Approval of the amendment to our 2003 Omnibus Stock Option Plan (the "2003 Plan") to increase the number of shares of our common stock issuable under the 2003 Plan from 800,000 to 1,200,000.

                    [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: Ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent certified public accountants to audit our financial statements for the year ending June 30, 2006

                    [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                    [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 through 3.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX BOTH PAGES TO STALT, INC. AT (650) 321-7113.

                             Dated:_______________________________________, 2005

                             Name:______________________________________________

                             Common Shares:_____________________________________

                             Series B Preferred Shares:_________________________

                             Series D Preferred Shares:_________________________

                             Series E Preferred Shares:_________________________


                             ___________________________________________________
                                                 Signature

                             ___________________________________________________
                                        Signature (if jointly held)

                             Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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